SUMMARY PROSPECTUS | EXCHANGE TRADED FUND

ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

NYSE ARCA TICKER SYMBOL
BSJI
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.guggenheimfunds.com/etf. You can also get this information at no cost by calling (800) 345-7999 or by sending an e-mail request to etfinfo@guggenheimfunds.com. The Fund’s prospectus and statement of additional information, each dated September 28, 2012, are incorporated by reference into (and are considered part of) this Summary Prospectus.

AS OF 9.28.2012	.

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2018 Index (the “High Yield 2018 Index” or the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees (comprehensive management fee)	0.42%
Distribution and service (12b-1) fees(1)	—%
Other expenses	0.00%
Total annual Fund operating expenses	0.42%
1.The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee may be paid for at least 12 months from the date of this prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$43	$189	$348	$811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period beginning on March 28, 2012 (the Fund’s commencement of operations) and ending on May 31, 2012, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, will seek to replicate, before the Fund’s fees and expenses, the performance of the High Yield 2018 Index. The High Yield 2018 Index is a rules-based index comprised of, as of the date of this prospectus, approximately 231 high yield corporate bonds with effective maturities in the year 2018. The High Yield 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated high yield corporate bonds with effective maturities in 2018. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security as determined in accordance with a rules-based methodology developed by Accretive Asset Management LLC (“Accretive” or the “Index Provider”).

The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the Index. Under normal conditions, the Fund will invest at least 80% of its net assets in high yield securities (“junk bonds”), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. There are no minimum credit rating requirements for securities that the Fund may purchase; however, the Fund will not purchase securities that are in default. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2018 without requiring additional approval by the Trust’s Board of Trustees (the “Board”) or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular index securities on the performance of the Index and the availability of particular securities in the secondary market. However, the Fund may use replication to achieve its objective if practicable. A replication strategy involves generally investing in all of the securities in the Index with the same weights as the Index. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index, or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index. If the Index concentrates in a particular industry or group of industries, the Fund’s investments will be concentrated accordingly.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Credit/Default Risk. Issuers or guarantors of debt instruments or the counterparty to a repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government generally have less credit risk than debt securities of non-government issuers. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and share price.

High Yield Securities Risk. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Asset Class Risk. The bonds in the Fund’s portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Extension Risk. An issuer may exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

Income Risk. Falling interest rates may cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Declining Yield Risk. During the final year of the Fund’s operations, as the bonds held by the Fund mature and the Fund’s portfolio transitions to cash and cash equivalents, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in corporate bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds (“ETFs”) that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Since the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Risk of Cash Transactions. In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund has not been guaranteed, sponsored, recommended, or approved by the United States, or any agency, instrumentality or officer of the United States, has not been insured by the Federal Deposit Insurance Corporation (FDIC) and is not guaranteed by and is not otherwise an obligation of any bank or insured depository institution.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and a broad measure of market performance.

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC.

Portfolio Manager. The portfolio manager who is currently responsible for the day-to-day management of the Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri, Director, ETF Portfolio Management, has managed the Fund’s portfolio since its inception.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a“Creation Unit”or multiples thereof. A Creation Unit consists of 100,000 Shares. Creation Unit transactions are typically constructed in exchange for the deposit or delivery of in-kind securities and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BSJI_0912_SP